UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

November 14, 2007

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-9204	74-1492779
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

12377 Merit Drive Suite 1700, LB 82 Dallas, Texas		75251
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (214) 368-2084

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 14, 2007, the Board of Directors of EXCO Resources, Inc. (“EXCO”) approved amendments to the EXCO Resources Inc. 2005 Long-Term Incentive Plan, as amended, and the Amended and Restated 2007 Director Plan of EXCO Resources, Inc. In addition, the Compensation Committee of the Board of Directors approved amendments to the Second Amended and Restated EXCO Resources, Inc. Severance Plan. Each of the amendments to the plans were technical in nature and do not materially change the benefits to any participant. A summary of each of the plan amendments follows:

EXCO Resources, Inc. Amended and Restated 2005 Long-Term Incentive Plan

The 2005 Long-Term Incentive Plan (the “Incentive Plan”) was amended to:

•                  Conform to the requirements of Section 409A (“Section 409A”) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated thereunder.

•                  Conform to the requirements of Section 162(m) (“Section 162(m)”) of the Code.

•                  Eliminate the ability of EXCO to grant reload stock option awards.

•                  Specify that the Incentive Plan be administered by the Compensation Committee of the Board, which shall be comprised solely of independent directors under rules promulgated by the New York Stock Exchange.

•                  Permit any function relating to a participant who is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or a covered employee (as defined in Section 162(m) of the Code) to be performed solely by a subcommittee of the Compensation Committee consisting of two or more members who are “outside directors” under Section 162(m) of the Code and/or “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act, if at any time the Compensation Committee includes members who are not “outside directors” and/or “non-employee directors.”

•                  Specify that discretionary Awards granted to outside directors shall be administered by the Compensation Committee (or a subcommittee thereof).

•                  Specify the treatment of forfeited shares, shares canceled on account of termination, expiration or lapse of an award, shares surrendered in payment of the exercise price of an option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option.

•                  Create a basket of “exempt shares” comprised of no more than 10 percent of the shares of common stock of EXCO (the “Common Stock”) that may be delivered pursuant to awards under the Incentive Plan. The following are designated as exempt shares, and may not, in the aggregate, exceed the 10 percent limit:

•                  shares of Common Stock underlying all or any portion of a nonqualified stock option or incentive stock option for which the Compensation Committee accelerates the vesting date other than in the event of the participant’s death, total and permanent disability or retirement, or the occurrence of a change in control;

•                  shares of Common Stock underlying performance awards with a net benefit to the participant, without regard to certain restrictions, equal to the fair market value of the Common Stock subject to the award (e.g., restricted stock and restricted stock units but not stock appreciation rights or options) that vest earlier than one year after the date of grant;

•                  shares of Common Stock underlying tenure awards with a net benefit to the participant, without regard to certain restrictions, equal to the fair market value of the Common Stock subject to the award (e.g., restricted stock and restricted stock units but not stock appreciation rights or options) that vest earlier than over the three year period commencing on the date of grant on a pro rata basis; and

•                  shares of Common Stock underlying awards with a net benefit to the participant, without regard to certain restrictions, equal to the fair market value of the Common Stock subject to the award (e.g., restricted stock and restricted stock units but not stock appreciation rights or options) for which the Compensation Committee accelerates the vesting date or waives the restriction period other than in the event of the participant’s death, total and permanent disability or retirement, or the occurrence of a change in control.

•                  Specify that no amendment to the Incentive Plan that increases the benefits accrued to participants, increases the maximum number of shares of Common Stock which may be issued under the Incentive Plan, reprices any stock options or modifies the requirements for participation in the Incentive Plan shall be effective unless approved by the shareholders of EXCO in the manner set forth in EXCO’s articles of incorporation and bylaws.

No shareholder approval is required to amend the Incentive Plan because the amendments are either technical in nature or curtail rather than expand the rights of participants.

Amended and Restated 2007 Director Plan of EXCO Resources, Inc.

The 2007 Director Plan was amended to conform to the requirements of Section 409A. The amendments are technical in nature and do not materially change the benefits to participants.

Third Amended and Restated EXCO Resources, Inc. Severance Plan

The Severance Plan was amended to conform to the requirements of Section 409A. The amendments are technical in nature and do not materially change the benefits to participants.

The full text of the amended and restated plans, as well as conforming changes to the form of Nonqualified Stock Option Agreement and form of Incentive Stock Option Agreement, are filed as Exhibits 10.1 through 10.5 to this Current Report and are incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of EXCO amended Article VII of EXCO’s Bylaws (the “Bylaws”), effective as of November 14, 2007, to allow for the issuance of uncertificated shares. By being able to issue uncertificated shares, EXCO is now eligible to participate in the Direct Registration System, which is currently administered by The Depository Trust Company. The Direct Registration System allows investors to have securities registered in their names without the issuance of physical certificates and allows investors to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates.

The full text of the Amended and Restated Bylaws is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws dated November 14, 2007

10.1	EXCO Resources, Inc. Amended and Restated 2005 Long-Term Incentive Plan

10.2	Amended and Restated 2007 Director Plan of EXCO Resources, Inc.

10.3	Third Amended and Restated EXCO Resources, Inc. Severance Plan

10.4	Form of Nonqualified Stock Option Agreement

10.5	Form of Incentive Stock Option Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

Dated: November 16, 2007	By:	/s/ William L. Boeing
	Name:	William L. Boeing
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws dated November 14, 2007

10.1	EXCO Resources, Inc. Amended and Restated 2005 Long-Term Incentive Plan

10.2	Amended and Restated 2007 Director Plan of EXCO Resources, Inc.

10.3	Third Amended and Restated EXCO Resources, Inc. Severance Plan

10.4	Form of Nonqualified Stock Option Agreement

10.5	Form of Incentive Stock Option Agreement